UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2019

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
Floating Rate Notes due 2020	GIS20A	New York Stock Exchange
2.100% Notes due 2020	GIS20	New York Stock Exchange
1.000% Notes due 2023	GIS23A	New York Stock Exchange
1.500% Notes due 2027	GIS27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 24, 2019, General Mills, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders. There were 507,554,812 shares of common stock represented either in person or by proxy at the meeting. We have disclosed the final results for each matter voted upon, including the number of votes cast for or against, the number of abstentions, and, as applicable, the number of broker non-votes.

1.	Election of Directors. Shareholders elected the following individuals as directors of the Company by the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
R. Kerry Clark	389,429,379	4,272,527	1,725,461	112,127,445
David M. Cordani	385,650,738	8,053,004	1,723,625	112,127,445
Roger W. Ferguson Jr.	389,281,725	4,393,245	1,752,397	112,127,445
Jeffrey L. Harmening	377,961,452	14,955,109	2,510,806	112,127,445
Maria G. Henry	388,814,648	4,963,132	1,649,587	112,127,445
Elizabeth C. Lempres	391,648,889	2,168,401	1,610,077	112,127,445
Diane L. Neal	391,468,071	2,364,404	1,594,892	112,127,445
Steve Odland	380,285,583	13,565,593	1,576,191	112,127,445
Maria A. Sastre	390,484,738	3,274,640	1,667,989	112,127,445
Eric D. Sprunk	391,417,217	2,359,102	1,651,048	112,127,445
Jorge A. Uribe	390,572,573	3,133,502	1,721,292	112,127,445

2.	Advisory Vote on Executive Compensation. On an advisory basis, shareholders approved the compensation of the Company’s named executive officers. The proposal was supported by 93.7% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
367,825,173	24,702,703	2,899,491	112,127,445

3.	Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2020. The proposal was supported by 96.5% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
488,126,116	17,537,237	1,891,459	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2019

GENERAL MILLS, INC.

By:	/s/ Richard C. Allendorf
Name:	Richard C. Allendorf
Title:	General Counsel and Secretary